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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                April 17, 1995
                Date of Report (Date of earliest event reported)

                        Commission File Number 1-9718


                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)




                PENNSYLVANIA                                 25-1435979
       (State or other jurisdiction of                     (IRS Employer
       incorporation or organization)                    Identification No.)





                                 ONE PNC PLAZA
                          FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA  15265
              (Address of principal executive offices) (Zip Code)


                                 (412) 762-3900
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

        1995 First Quarter Financial Results

        On April 17, 1995, PNC Bank Corp. ("Corporation") reported results of operations for the three months ended March 31, 1995. A copy of the earnings press release issued by the Corporation is attached as
        Exhibit 99 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PNC BANK CORP.
                                           (Registrant)



Date:  April 20, 1995                       By  /s/ Robert L. Haunschild
                                               ---------------------------
                                                    Robert L. Haunschild
                                                    Senior Vice President and
                                                    Chief Financial Officer



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                                 EXHIBIT INDEX


99 A copy of the earnings press release issued by the Corporation on April 17, 1995, with respect to the results of operations for the three months ended March 31, 1995, is filed herewith.






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